                                                                                                 Page 1
                                                      Class A-8 V
              ------------------------------------------------------------------------------------------
                           100%MHP                       150%MHP                       200%MHP
              -----------------------------  -----------------------------   ----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------   -------------   ------------
    0         127,837,000.00                 127,837,000.00                 127,837,000.00
    1         127,700,475.00     136,525.00  127,700,475.00     136,525.00  127,700,475.00     136,525.00
    2         127,426,558.07     273,916.93  127,426,558.07     273,916.93  127,426,558.07     273,916.93
    3         127,150,901.76     275,656.31  127,150,901.76     275,656.31  127,150,901.76     275,656.31
    4         126,873,495.04     277,406.72  126,873,495.04     277,406.72  126,873,495.04     277,406.72
    5         126,594,326.78     279,168.26  126,594,326.78     279,168.26  126,594,326.78     279,168.26
    6         126,313,385.80     280,940.97  126,313,385.80     280,940.97  126,313,385.80     280,940.97
    7         126,030,660.85     282,724.95  126,030,660.85     282,724.95  126,030,660.85     282,724.95
    8         125,746,140.60     284,520.25  125,746,140.60     284,520.25  125,746,140.60     284,520.25
    9         125,459,813.64     286,326.96  125,459,813.64     286,326.96  125,459,813.64     286,326.96
   10         125,171,668.51     288,145.13  125,171,668.51     288,145.13  125,171,668.51     288,145.13
   11         124,881,693.66     289,974.85  124,881,693.66     289,974.85  124,881,693.66     289,974.85
   12         124,589,877.46     291,816.20  124,589,877.46     291,816.20  124,589,877.46     291,816.20
   13         124,296,208.23     293,669.23  124,296,208.23     293,669.23  124,296,208.23     293,669.23
   14         124,000,674.20     295,534.03  124,000,674.20     295,534.03  124,000,674.20     295,534.03
   15         123,703,263.54     297,410.67  123,703,263.54     297,410.67  123,703,263.54     297,410.67
   16         123,403,964.31     299,299.23  123,403,964.31     299,299.23  123,403,964.31     299,299.23
   17         123,102,764.53     301,199.78  123,102,764.53     301,199.78  123,102,764.53     301,199.78
   18         122,799,652.14     303,112.40  122,799,652.14     303,112.40  122,799,652.14     303,112.40
   19         122,494,614.98     305,037.16  122,494,614.98     305,037.16  122,494,614.98     305,037.16
   20         122,187,640.83     306,974.14  122,187,640.83     306,974.14  122,187,640.83     306,974.14
   21         121,878,717.40     308,923.43  121,878,717.40     308,923.43  121,878,717.40     308,923.43
   22         121,567,832.31     310,885.09  121,567,832.31     310,885.09  121,567,832.31     310,885.09
   23         121,254,973.09     312,859.21  121,254,973.09     312,859.21  121,254,973.09     312,859.21
   24         120,940,127.22     314,845.87  120,940,127.22     314,845.87  120,940,127.22     314,845.87
   25         120,623,282.08     316,845.14  120,623,282.08     316,845.14  120,623,282.08     316,845.14
   26         120,304,424.97     318,857.11  120,304,424.97     318,857.11  120,304,424.97     318,857.11
   27         119,983,543.12     320,881.85  119,983,543.12     320,881.85  119,983,543.12     320,881.85
   28         119,660,623.67     322,919.45  119,660,623.67     322,919.45  119,660,623.67     322,919.45
   29         119,335,653.68     324,969.99  119,335,653.68     324,969.99  119,335,653.68     324,969.99
   30         119,008,620.13     327,033.55  119,008,620.13     327,033.55  119,008,620.13     327,033.55
   31         118,679,509.92     329,110.21  118,679,509.92     329,110.21  118,679,509.92     329,110.21
   32         118,348,309.86     331,200.06  118,348,309.86     331,200.06  118,348,309.86     331,200.06
   33         118,015,006.67     333,303.18  118,015,006.67     333,303.18  118,015,006.67     333,303.18
   34         117,679,587.02     335,419.66  117,679,587.02     335,419.66  117,679,587.02     335,419.66
   35         117,342,037.44     337,549.57  117,342,037.44     337,549.57  117,342,037.44     337,549.57
   36         117,002,344.43     339,693.01  117,002,344.43     339,693.01  117,002,344.43     339,693.01
   37         116,660,494.37     341,850.06  116,660,494.37     341,850.06  116,660,494.37     341,850.06
   38         116,316,473.56     344,020.81  116,316,473.56     344,020.81  116,316,473.56     344,020.81
   39         115,970,268.21     346,205.34  115,970,268.21     346,205.34  115,970,268.21     346,205.34
   40         115,621,864.47     348,403.75  115,621,864.47     348,403.75  115,621,864.47     348,403.75
   41         115,271,248.36     350,616.11  115,271,248.36     350,616.11  115,271,248.36     350,616.11
   42         114,918,405.83     352,842.52  114,918,405.83     352,842.52  114,918,405.83     352,842.52
   43         114,563,322.76     355,083.07  114,563,322.76     355,083.07  114,563,322.76     355,083.07
   44         114,205,984.91     357,337.85  114,205,984.91     357,337.85  114,205,984.91     357,337.85
   45         113,846,377.96     359,606.95  113,846,377.96     359,606.95  113,846,377.96     359,606.95
   46         113,484,487.51     361,890.45  113,484,487.51     361,890.45  113,484,487.51     361,890.45

AVG LIFE:                            10.976                         10.162                          9.018

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 2

                                                      Class A-8 V

              -------------------------------------------------------------------------------------------
                         100%MHP                        150%MHP                        200%MHP
              -----------------------------  -----------------------------  -----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------  --------------  -------------
   47         113,120,299.06     364,188.45  113,120,299.06     364,188.45  113,120,299.06     364,188.45
   48         112,753,798.01     366,501.05  112,753,798.01     366,501.05  112,753,798.01     366,501.05
   49         112,384,969.68     368,828.33  112,384,969.68     368,828.33  112,384,969.68     368,828.33
   50         112,013,799.28     371,170.39  112,013,799.28     371,170.39  112,013,799.28     371,170.39
   51         111,640,271.96     373,527.32  111,640,271.96     373,527.32  111,640,271.96     373,527.32
   52         111,264,372.74     375,899.22  111,264,372.74     375,899.22  111,264,372.74     375,899.22
   53         110,886,086.55     378,286.18  110,886,086.55     378,286.18  110,886,086.55     378,286.18
   54         110,505,398.25     380,688.30  110,505,398.25     380,688.30  110,505,398.25     380,688.30
   55         110,122,292.58     383,105.67  110,122,292.58     383,105.67  110,122,292.58     383,105.67
   56         109,736,754.19     385,538.39  109,736,754.19     385,538.39  109,736,754.19     385,538.39
   57         109,348,767.63     387,986.56  109,348,767.63     387,986.56  109,348,767.63     387,986.56
   58         108,958,317.35     390,450.28  108,958,317.35     390,450.28  108,958,317.35     390,450.28
   59         108,565,387.72     392,929.63  108,565,387.72     392,929.63  108,565,387.72     392,929.63
   60         108,169,962.98     395,424.74  108,169,962.98     395,424.74  108,169,962.98     395,424.74
   61         107,772,027.30     397,935.69  107,772,027.30     397,935.69  107,772,027.30     397,935.69
   62         107,371,564.72     400,462.58  107,371,564.72     400,462.58  107,371,564.72     400,462.58
   63         106,968,559.21     403,005.51  106,968,559.21     403,005.51  106,968,559.21     403,005.51
   64         106,562,994.61     405,564.60  106,562,994.61     405,564.60  106,562,994.61     405,564.60
   65         106,154,854.67     408,139.93  106,154,854.67     408,139.93  106,154,854.67     408,139.93
   66         105,744,123.05     410,731.62  105,744,123.05     410,731.62  105,744,123.05     410,731.62
   67         105,330,783.28     413,339.77  105,330,783.28     413,339.77  105,330,783.28     413,339.77
   68         104,914,818.80     415,964.48  104,914,818.80     415,964.48  104,914,818.80     415,964.48
   69         104,496,212.95     418,605.85  104,496,212.95     418,605.85  104,496,212.95     418,605.85
   70         104,074,948.96     421,264.00  104,074,948.96     421,264.00  104,074,948.96     421,264.00
   71         103,651,009.93     423,939.02  103,651,009.93     423,939.02  103,651,009.93     423,939.02
   72         103,224,378.89     426,631.04  103,224,378.89     426,631.04  103,224,378.89     426,631.04
   73         102,795,038.75     429,340.14  102,795,038.75     429,340.14  102,795,038.75     429,340.14
   74         102,362,972.30     432,066.45  102,362,972.30     432,066.45  102,362,972.30     432,066.45
   75         101,928,162.22     434,810.08  101,928,162.22     434,810.08  101,928,162.22     434,810.08
   76         101,490,591.10     437,571.12  101,490,591.10     437,571.12  101,490,591.10     437,571.12
   77         101,050,241.40     440,349.70  101,050,241.40     440,349.70  101,050,241.40     440,349.70
   78         100,607,095.49     443,145.92  100,607,095.49     443,145.92  100,607,095.49     443,145.92
   79         100,161,135.59     445,959.89  100,161,135.59     445,959.89  100,161,135.59     445,959.89
   80          99,712,343.85     448,791.74   99,712,343.85     448,791.74   99,712,343.85     448,791.74
   81          99,260,702.29     451,641.57   99,260,702.29     451,641.57   99,260,702.29     451,641.57
   82          98,806,192.80     454,509.49   98,806,192.80     454,509.49   98,806,192.80     454,509.49
   83          98,348,797.17     457,395.63   98,348,797.17     457,395.63   98,348,797.17     457,395.63
   84          97,888,497.08     460,300.09   97,888,497.08     460,300.09   97,888,497.08     460,300.09
   85          97,425,274.09     463,222.99   97,425,274.09     463,222.99   97,425,274.09     463,222.99
   86          96,959,109.63     466,164.46   96,959,109.63     466,164.46   96,959,109.63     466,164.46
   87          96,489,985.03     469,124.60   96,489,985.03     469,124.60   96,489,985.03     469,124.60
   88          96,017,881.48     472,103.55   96,017,881.48     472,103.55   96,017,881.48     472,103.55
   89          95,542,780.08     475,101.40   95,542,780.08     475,101.40   95,542,780.08     475,101.40
   90          95,064,661.78     478,118.30   95,064,661.78     478,118.30   95,064,661.78     478,118.30
   91          94,583,507.44     481,154.35   94,583,507.44     481,154.35   94,583,507.44     481,154.35
   92          94,099,297.76     484,209.68   94,099,297.76     484,209.68   94,099,297.76     484,209.68
   93          93,612,013.35     487,284.41   93,612,013.35     487,284.41   93,612,013.35     487,284.41

AVG LIFE:                            10.976                         10.162                          9.018

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis on certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                               Page 3

                                                    Class A-8 V
              ----------------------------------------------------------------------------------------
                        100%MHP                       150%MHP                       200%MHP
              ----------------------------  ----------------------------   ----------------------------
Month               Balance  Principal Pmt        Balance  Principal Pmt        Balance  Principal Pmt
-----         -------------  -------------  -------------  -------------   ------------  --------------

   94         93,121,634.68     490,378.67  93,121,634.68     490,378.67  93,121,634.68     490,378.67
   95         92,628,142.11     493,492.57  92,628,142.11     493,492.57  92,628,142.11     493,492.57
   96         92,131,515.87     496,626.25  92,131,515.87     496,626.25  92,131,515.87     496,626.25
   97         91,631,736.04     499,779.82  91,631,736.04     499,779.82  91,631,736.04     499,779.82
   98         91,128,782.62     502,953.43  91,128,782.62     502,953.43  91,128,782.62     502,953.43
   99         90,622,635.44     506,147.18  90,622,635.44     506,147.18  90,622,635.44     506,147.18
  100         90,113,274.22     509,361.21  90,113,274.22     509,361.21  90,113,274.22     509,361.21
  101         89,600,678.56     512,595.66  89,600,678.56     512,595.66  89,600,678.56     512,595.66
  102         89,084,827.92     515,850.64  89,084,827.92     515,850.64  89,084,827.92     515,850.64
  103         88,565,701.63     519,126.29  88,565,701.63     519,126.29  88,565,701.63     519,126.29
  104         88,043,278.88     522,422.74  88,043,278.88     522,422.74  88,043,278.88     522,422.74
  105         87,517,538.75     525,740.13  87,517,538.75     525,740.13  87,517,538.75     525,740.13
  106         86,988,460.17     529,078.58  86,988,460.17     529,078.58  86,988,460.17     529,078.58
  107         86,456,021.95     532,438.23  86,456,021.95     532,438.23  86,456,021.95     532,438.23
  108         85,920,202.74     535,819.21  85,920,202.74     535,819.21  85,920,202.74     535,819.21
  109         85,380,981.07     539,221.66  85,380,981.07     539,221.66  85,380,981.07     539,221.66
  110         84,838,335.35     542,645.72  84,838,335.35     542,645.72  84,838,335.35     542,645.72
  111         84,292,243.83     546,091.52  84,292,243.83     546,091.52  84,292,243.83     546,091.52
  112         83,742,684.63     549,559.20  83,742,684.63     549,559.20  83,742,684.63     549,559.20
  113         83,189,635.73     553,048.90  83,189,635.73     553,048.90  83,189,635.73     553,048.90
  114         82,633,074.97     556,560.76  82,633,074.97     556,560.76  82,633,074.97     556,560.76
  115         82,072,980.04     560,094.92  82,072,980.04     560,094.92  82,072,980.04     560,094.92
  116         81,509,328.52     563,651.53  81,509,328.52     563,651.53  80,572,920.32   1,500,059.73
  117         80,942,097.80     567,230.71  80,942,097.80     567,230.71  78,151,377.96   2,421,542.36
  118         80,371,265.17     570,832.63  80,371,265.17     570,832.63  75,726,883.71   2,424,494.25
  119         79,796,807.76     574,457.42  79,796,807.76     574,457.42  73,300,564.90   2,426,318.81
  120         79,218,702.54     578,105.22  79,218,702.54     578,105.22  70,874,021.78   2,426,543.13
  121         78,636,926.35     581,776.19  78,636,926.35     581,776.19  68,469,097.04   2,404,924.74
  122         78,051,455.88     585,470.47  78,051,455.88     585,470.47  66,063,810.77   2,405,286.26
  123         77,462,267.67     589,188.21  77,462,267.67     589,188.21  63,658,804.59   2,405,006.18
  124         76,869,338.12     592,929.55  76,869,338.12     592,929.55  61,255,008.55   2,403,796.04
  125         76,272,643.47     596,694.65  76,272,643.47     596,694.65  58,852,528.88   2,402,479.67
  126         75,672,159.81     600,483.66  75,672,159.81     600,483.66  56,451,800.55   2,400,728.33
  127         75,067,863.07     604,296.74  75,067,863.07     604,296.74  54,053,454.91   2,398,345.64
  128         74,459,729.05     608,134.02  74,459,729.05     608,134.02  51,657,543.12   2,395,911.79
  129         73,847,733.38     611,995.67  73,847,733.38     611,995.67  49,264,666.75   2,392,876.37
  130         73,231,851.54     615,881.84  73,231,851.54     615,881.84  46,875,166.12   2,389,500.62
  131         72,612,058.85     619,792.69  72,612,058.85     619,792.69  44,489,695.03   2,385,471.09
  132         71,988,330.47     623,728.38  71,988,330.47     623,728.38  42,108,208.06   2,381,486.97
  133         71,360,641.42     627,689.05  71,360,641.42     627,689.05  39,731,227.64   2,376,980.42
  134         70,728,966.54     631,674.88  70,728,966.54     631,674.88  37,359,315.36   2,371,912.28
  135         70,093,280.53     635,686.01  70,093,280.53     635,686.01  34,992,397.90   2,366,917.46
  136         69,453,557.91     639,722.62  69,453,557.91     639,722.62  32,630,965.24   2,361,432.66
  137         68,809,773.05     643,784.86  68,809,773.05     643,784.86  30,275,052.15   2,355,913.09
  138         68,161,900.16     647,872.89  68,161,900.16     647,872.89  27,924,986.12   2,350,066.03
  139         67,509,913.28     651,986.88  67,509,913.28     651,986.88  25,580,953.31   2,344,032.81
  140         66,853,786.28     656,127.00  66,853,786.28     656,127.00  23,243,076.51   2,337,876.79
AVG LIFE:                           10.976                        10.162                         9.018
------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc., or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                                 Page 4
                                                      Class A-8 V
                ----------------------------------------------------------------------------------------
                          100%MHP                       150%MHP                       200%MHP
                ----------------------------  ----------------------------  ----------------------------
      Month           Balance  Principal Pmt        Balance  Principal Pmt        Balance  Principal Pmt
      -----     -------------  -------------  -------------  -------------  -------------  -------------
      141       66,193,492.87     660,293.41  66,193,492.87     660,293.41  20,911,883.89   2,331,192.62
      142       65,529,006.60     664,486.27  65,529,006.60     664,486.27  18,587,631.64   2,324,252.26
      143       64,860,300.84     668,705.76  64,860,300.84     668,705.76  16,270,354.36   2,317,277.28
      144       64,187,348.80     672,952.04  64,187,348.80     672,952.04  13,960,592.19   2,309,762.17
      145       63,510,123.52     677,225.29  63,510,123.52     677,225.29  11,665,584.58   2,295,007.61
      146       62,828,597.85     681,525.67  62,828,597.85     681,525.67   9,378,029.62   2,287,554.96
      147       62,142,744.50     685,853.35  62,142,744.50     685,853.35   6,866,933.29   2,511,096.32
      148       61,452,535.97     690,208.52  61,452,535.97     690,208.52   4,363,898.02   2,503,035.28
      149       60,757,944.63     694,591.35  60,757,944.63     694,591.35   1,869,406.21   2,494,491.81
      150       60,058,942.63     699,002.00  59,901,650.54     856,294.09              0   1,869,406.21
      151       59,355,501.96     703,440.66  57,298,274.80   2,603,375.74              0              0
      152       58,647,594.45     707,907.51  54,698,721.36   2,599,553.44              0              0
      153       57,935,191.72     712,402.73  52,102,934.11   2,595,787.24              0              0
      154       57,218,265.24     716,926.48  49,511,254.53   2,591,679.59              0              0
      155       56,496,786.28     721,478.97  46,923,049.85   2,588,204.67              0              0
      156       55,770,725.92     726,060.36  44,338,641.64   2,584,408.22              0              0
      157       55,040,055.08     730,670.84  41,758,420.66   2,580,220.97              0              0
      158       54,304,744.48     735,310.60  39,182,080.22   2,576,340.45              0              0
      159       53,564,764.66     739,979.82  36,609,759.95   2,572,320.27              0              0
      160       52,820,085.96     744,678.69  34,041,505.99   2,568,253.96              0              0
      161       52,070,678.56     749,407.40  31,477,633.20   2,563,872.79              0              0
      162       51,316,512.42     754,166.14  28,917,577.68   2,560,055.53              0              0
      163       50,557,557.32     758,955.10  26,361,730.59   2,555,847.09              0              0
      164       49,793,782.86     763,774.46  23,810,069.97   2,551,660.63              0              0
      165       49,025,158.43     768,624.43  21,262,821.00   2,547,248.96              0              0
      166       48,251,653.24     773,505.19  18,720,033.07   2,542,787.94              0              0
      167       47,473,236.28     778,416.95  16,181,557.29   2,538,475.78              0              0
      168       46,689,876.38     783,359.90  13,425,822.50   2,755,734.79              0              0
      169       45,901,542.15     788,334.23  10,674,888.00   2,750,934.49              0              0
      170       45,108,201.99     793,340.16   7,928,906.54   2,745,981.46              0              0
      171       44,309,824.12     798,377.87   5,187,819.12   2,741,087.42              0              0
      172       43,506,376.56     803,447.57   2,451,444.32   2,736,374.80              0              0
      173       42,697,827.10     808,549.46              0   2,451,444.32              0              0
      174       41,884,143.35     813,683.75              0              0              0              0
      175       41,065,292.71     818,850.64              0              0              0              0
      176       40,241,242.37     824,050.34              0              0              0              0
      177       39,411,959.31     829,283.06              0              0              0              0
      178       38,577,410.30     834,549.01              0              0              0              0
      179       37,737,561.91     839,848.39              0              0              0              0
      180       36,892,380.47     845,181.43              0              0              0              0
      181       36,041,832.14     850,548.33              0              0              0              0
      182       35,185,882.82     855,949.32              0              0              0              0
      183       34,324,498.23     861,384.59              0              0              0              0
      184       33,457,643.84     866,854.39              0              0              0              0
      185       32,585,284.93     872,358.91              0              0              0              0
      186       31,707,386.54     877,898.39              0              0              0              0
      187       30,823,913.50     883,473.05              0              0              0              0

AVG LIFE:                             10.976                        10.162                         9.018

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contianed herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recepient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of these securities or the underlying assets, the information contained in the Offering Document).

                                                                                       Page 5

                                                   Class A-8 V
              -------------------------------------------------------------------------------
                           100%MHP                   150%MHP                  200%MHP
              -----------------------------  -----------------------  -----------------------
    Month           Balance   Principal Pmt  Balance   Principal Pmt  Balance   Principal Pmt
---------     -------------  --------------  -------  --------------  -------   -------------
      188     29,934,830.40      889,083.10        0               0        0               0
      189     29,040,101.62      894,728.78        0               0        0               0
      190     27,750,278.25    1,289,823.37        0               0        0               0
      191     25,202,725.79    2,547,552.46        0               0        0               0
      192     22,653,691.76    2,549,034.03        0               0        0               0
      193     20,102,769.20    2,550,922.56        0               0        0               0
      194     17,550,238.79    2,552,530.41        0               0        0               0
      195     14,995,840.47    2,554,398.32        0               0        0               0
      196     12,439,640.22    2,556,200.25        0               0        0               0
      197      9,881,794.21    2,557,846.01        0               0        0               0
      198      7,322,464.82    2,559,329.39        0               0        0               0
      199      4,761,301.08    2,561,163.74        0               0        0               0
      200      2,198,592.95    2,562,708.13        0               0        0               0
      201                 0    2,198,592.95        0               0        0               0
TOTALS:                      127,837,000.00           127,837,000.00           127,837,000.00

AVG LIFE:                            10.976                   10.162                    9.018

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                         Page 6
                                  Class A-8 V
             ------------------------------------------------------------------
                           250%MHP
             ---------------------------------
Month               Balance      Principal Pmt
-----        --------------      -------------
    0        127,837,000.00
    1        127,700,475.00         136,525.00
    2        127,426,558.07         273,916.93
    3        127,150,901.76         275,656.31
    4        126,873,495.04         277,406.72
    5        126,594,326.78         279,168.26
    6        126,313,385.80         280,940.97
    7        126,030,660.85         282,724.95
    8        125,746,140.60         284,520.25
    9        125,459,813.64         286,326.96
   10        125,171,668.51         288,145.13
   11        124,881,693.66         289,974.85
   12        124,589,877.46         291,816.20
   13        124,296,208.23         293,669.23
   14        124,000,674.20         295,534.03
   15        123,703,263.54         297,410.67
   16        123,403,964.31         299,299.23
   17        123,102,764.53         301,199.78
   18        122,799,652.14         303,112.40
   19        122,494,614.98         305,037.16
   20        122,187,640.83         306,974.14
   21        121,878,717.40         308,923.43
   22        121,567,832.31         310,885.09
   23        121,254,973.09         312,859.21
   24        120,940,127.22         314,845.87
   25        120,623,282.08         316,845.14
   26        120,304,424.97         318,857.11
   27        119,983,543.12         320,881.85
   28        119,660,623.67         322,919.45
   29        119,335,653.68         324,969.99
   30        119,008,620.13         327,033.55
   31        118,679,509.92         329,110.21
   32        118,348,309.86         331,200.06
   33        118,015,006.67         333,303.18
   34        117,679,587.02         335,419.66
   35        117,342,037.44         337,549.57
   36        117,002,344.43         339,693.01
   37        116,660,494.37         341,850.06
   38        116,316,473.56         344,020.81
   39        115,970,268.21         346,205.34
   40        115,621,864.47         348,403.75
   41        115,271,248.36         350,616.11
   42        114,918,405.83         352,842.52
   43        114,563,322.76         355,083.07
   44        114,205,984.91         357,337.85
   45        113,846,377.96         359,606.95
   46        113,484,487.51         361,890.45

AVG LIFE:                                7.658

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 7
                                 Class A-8 V
             ------------------------------------------------------------------
                            250%MHP
             -----------------------------------
Month                Balance       Principal Pmt
-----        ---------------       -------------
   47         113,120,299.06          364,188.45
   48         112,753,798.01          366,501.05
   49         112,384,969.68          368,828.33
   50         112,013,799.28          371,170.39
   51         111,640,271.96          373,527.32
   52         111,264,372.74          375,899.22
   53         110,886,086.55          378,286.18
   54         110,505,398.25          380,688.30
   55         110,122,292.58          383,105.67
   56         109,736,754.19          385,538.39
   57         109,348,767.63          387,986.56
   58         108,958,317.35          390,450.28
   59         108,565,387.72          392,929.63
   60         108,169,962.98          395,424.74
   61         107,772,027.30          397,935.69
   62         107,371,564.72          400,462.58
   63         106,968,559.21          403,005.51
   64         106,562,994.61          405,564.60
   65         106,154,854.67          408,139.93
   66         105,744,123.05          410,731.62
   67         105,330,783.28          413,339.77
   68         104,914,818.80          415,964.48
   69         104,496,212.95          418,605.85
   70         104,074,948.96          421,264.00
   71         103,651,009.93          423,939.02
   72         103,224,378.89          426,631.04
   73         102,795,038.75          429,340.14
   74         102,362,972.30          432,066.45
   75         101,928,162.22          434,810.08
   76         101,490,591.10          437,571.12
   77         101,050,241.40          440,349.70
   78         100,607,095.49          443,145.92
   79         100,161,135.59          445,959.89
   80          99,712,343.85          448,791.74
   81          97,779,333.43        1,933,010.43
   82          94,586,929.32        3,192,404.11
   83          91,430,831.51        3,156,097.81
   84          88,311,840.53        3,118,990.97
   85          87,215,074.36        1,096,766.18
   86          86,028,567.09        1,186,507.26
   87          84,757,824.18        1,270,742.91
   88          83,408,172.09        1,349,652.10
   89          81,984,642.77        1,423,529.31
   90          80,492,039.42        1,492,603.36
   91          78,934,771.10        1,557,268.32
   92          77,317,126.60        1,617,644.50
   93          75,643,308.88        1,673,817.73

AVG LIFE:                                  7.658

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 8
                       Class A-8 V
          ----------------------------------------------------------------------
                         250%MHP
          -------------------------------------
Month            Balance          Principal Pmt
-----     --------------          -------------
   94      73,917,185.84           1,726,123.03
   95      72,142,457.70           1,774,728.14
   96      70,322,659.25           1,819,798.45
   97      68,462,036.54           1,860,622.71
   98      66,562,907.21           1,899,129.33
   99      64,628,263.39           1,934,643.82
  100      62,660,919.93           1,967,343.45
  101      60,663,605.90           1,997,314.04
  102      58,639,033.74           2,024,572.16
  103      56,589,443.99           2,049,589.74
  104      54,517,191.64           2,072,252.35
  105      52,479,323.56           2,037,868.08
  106      50,424,750.40           2,054,573.16
  107      48,355,362.83           2,069,387.57
  108      46,272,778.54           2,082,584.29
  109      44,178,723.25           2,094,055.30
  110      42,074,422.45           2,104,300.80
  111      39,961,347.97           2,113,074.48
  112      37,840,899.88           2,120,448.09
  113      35,714,190.39           2,126,709.49
  114      33,582,462.83           2,131,727.56
  115      31,446,731.14           2,135,731.69
  116      29,308,161.36           2,138,569.78
  117      27,167,730.78           2,140,430.58
  118      25,026,585.10           2,141,145.68
  119      22,885,879.85           2,140,705.26
  120      20,747,067.02           2,138,812.83
  121      18,625,675.63           2,121,391.39
  122      16,506,621.85           2,119,053.78
  123      14,390,604.81           2,116,017.04
  124      12,278,501.72           2,112,103.10
  125      10,170,592.26           2,107,909.46
  126       8,067,366.21           2,103,226.05
  127       5,969,429.03           2,097,937.18
  128       3,876,968.34           2,092,460.70
  129       1,790,533.02           2,086,435.31
  130                  0           1,790,533.02
  131                  0                      0
  132                  0                      0
  133                  0                      0
  134                  0                      0
  135                  0                      0
  136                  0                      0
  137                  0                      0
  138                  0                      0
  139                  0                      0
  140                  0                      0

AVG LIFE:                                 7.658


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 9
                                  Class A-8 V
            --------------------------------------------------------------------
                          250%MHP
            ----------------------------------
Month             Balance        Principal Pmt
-----       -------------      ---------------
  141                   0                    0
  142                   0                    0
  143                   0                    0
  144                   0                    0
  145                   0                    0
  146                   0                    0
  147                   0                    0
  148                   0                    0
  149                   0                    0
  150                   0                    0
  151                   0                    0
  152                   0                    0
  153                   0                    0
  154                   0                    0
  155                   0                    0
  156                   0                    0
  157                   0                    0
  158                   0                    0
  159                   0                    0
  160                   0                    0
  161                   0                    0
  162                   0                    0
  163                   0                    0
  164                   0                    0
  165                   0                    0
  166                   0                    0
  167                   0                    0
  168                   0                    0
  169                   0                    0
  170                   0                    0
  171                   0                    0
  172                   0                    0
  173                   0                    0
  174                   0                    0
  175                   0                    0
  176                   0                    0
  177                   0                    0
  178                   0                    0
  179                   0                    0
  180                   0                    0
  181                   0                    0
  182                   0                    0
  183                   0                    0
  184                   0                    0
  185                   0                    0
  186                   0                    0
  187                   0                    0

AVG LIFE:                                7.658

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).


                                                                         Page 10
                                  Class A-8 V
           ---------------------------------------------------------------------
                         250%MHP
           ----------------------------------
Month             Balance       Principal Pmt
-----      --------------     ---------------
  188                   0                   0
  189                   0                   0
  190                   0                   0
  191                   0                   0
  192                   0                   0
  193                   0                   0
  194                   0                   0
  195                   0                   0
  196                   0                   0
  197                   0                   0
  198                   0                   0
  199                   0                   0
  200                   0                   0
  201                   0                   0
TOTALS:                        127,837,000.00

AVG LIFE:                               7.658

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                                   Page 1
                                                    Class A-10 NAS
              -------------------------------------------------------------------------------------------
                         100%MHP                        150%MHP                        200%MHP
              -----------------------------  -----------------------------  -----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------  --------------  -------------
    0         105,000,000.00                 105,000,000.00                 105,000,000.00
    1         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    2         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    3         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    4         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    5         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    6         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    7         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    8         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
    9         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   10         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   11         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   12         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   13         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   14         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   15         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   16         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   17         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   18         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   19         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   20         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   21         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   22         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   23         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   24         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   25         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   26         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   27         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   28         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   29         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   30         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   31         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   32         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   33         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   34         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   35         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   36         105,000,000.00              0  105,000,000.00              0  105,000,000.00              0
   37         104,600,761.79     399,238.21  104,434,639.12     565,360.88  104,255,182.78     744,817.22
   38         104,201,387.85     399,373.94  103,869,914.76     564,724.36  103,512,007.07     743,175.71
   39         103,801,841.56     399,546.29  103,305,783.03     564,131.73  102,770,412.03     741,595.04
   40         103,402,167.85     399,673.71  102,742,282.35     563,500.68  102,030,420.00     739,992.03
   41         103,002,303.90     399,863.95  102,179,342.28     562,940.07  101,291,942.86     738,477.14
   42         102,602,251.23     400,052.66  101,616,957.23     562,385.05  100,554,957.87     736,984.99
   43         102,202,009.49     400,241.75  101,055,119.58     561,837.65   99,819,439.97     735,517.90
   44         101,801,522.75     400,486.74  100,493,765.71     561,353.87   99,085,307.26     734,132.71
   45         101,400,814.49     400,708.26   99,932,911.86     560,853.85   98,352,558.27     732,749.00
   46         100,999,896.66     400,917.83   99,372,562.53     560,349.33   97,621,179.29     731,378.98

AVG LIFE:                             8.985                          8.196                          7.589
---------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                                   Page 2
                                                    Class A-10 NAS
              -------------------------------------------------------------------------------------------
                         100%MHP                        150%MHP                        200%MHP
              -----------------------------  -----------------------------  -----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------  --------------  -------------
   47         100,598,748.41     401,148.26   98,812,689.13     559,873.40   96,891,122.97     730,056.32
   48         100,197,406.78     401,341.62   98,253,321.11     559,368.02   96,162,400.10     728,722.86
   49          99,796,103.14     401,303.64   97,820,405.64     432,915.46   95,619,219.27     543,180.84
   50          99,394,515.63     401,587.52   97,388,485.79     431,919.86   95,078,218.41     541,000.86
   51          98,992,632.95     401,882.68   96,957,554.73     430,931.05   94,539,385.08     538,833.32
   52          98,590,475.33     402,157.61   96,527,630.12     429,924.62   94,002,730.53     536,654.56
   53          98,188,028.02     402,447.31   96,098,702.52     428,927.59   93,468,239.78     534,490.74
   54          97,785,328.25     402,699.77   95,670,802.67     427,899.85   92,935,936.69     532,303.09
   55          97,382,304.57     403,023.67   95,243,877.63     426,925.04   92,405,764.27     530,172.42
   56          96,978,962.13     403,342.45   94,817,933.64     425,944.00   91,877,722.79     528,041.48
   57          96,575,312.56     403,649.57   94,392,981.97     424,951.67   91,351,817.42     525,905.37
   58          96,171,299.71     404,012.84   93,968,982.13     423,999.84   90,828,003.49     523,813.94
   59          95,766,945.92     404,353.79   93,545,953.85     423,028.28   90,306,294.38     521,709.10
   60          95,362,328.55     404,617.37   93,123,958.35     421,995.50   89,786,743.05     519,551.33
   61          94,646,011.88     716,316.67   92,378,221.60     745,736.74   88,869,458.78     917,284.27
   62          93,931,384.44     714,627.45   91,636,777.74     741,443.86   87,959,935.99     909,522.79
   63          93,218,457.56     712,926.88   90,899,618.68     737,159.06   87,058,127.66     901,808.32
   64          92,507,052.67     711,404.88   90,166,593.57     733,025.11   86,163,851.24     894,276.43
   65          91,957,467.48     549,585.19   89,437,753.41     728,840.16   85,277,117.00     886,734.24
   66          91,409,306.81     548,160.67   88,713,020.66     724,732.74   84,397,813.42     879,303.58
   67          90,862,588.43     546,718.38   87,992,395.14     720,625.52   83,525,902.82     871,910.61
   68          90,317,304.93     545,283.51   87,275,852.34     716,542.80   82,661,324.73     864,578.09
   69          89,773,405.17     543,899.76   86,563,325.84     712,526.50   81,803,979.58     857,345.15
   70          89,230,951.73     542,453.44   85,854,858.64     708,467.20   80,953,871.17     850,108.41
   71          88,690,076.74     540,874.99   85,150,559.61     704,299.03   80,111,064.66     842,806.51
   72          88,150,672.34     539,404.40   84,450,307.94     700,251.68   79,275,410.05     835,654.62
   73          87,478,366.26     672,306.08   83,580,137.43     870,170.50   78,239,816.11   1,035,593.93
   74          86,808,792.36     669,573.89   82,716,652.21     863,485.22   77,215,622.68   1,024,193.44
   75          86,141,885.90     666,906.47   81,859,754.22     856,897.99   76,202,665.77   1,012,956.91
   76          85,477,699.75     664,186.14   81,009,457.29     850,296.93   75,200,886.23   1,001,779.54
   77          84,816,219.62     661,480.14   80,165,711.61     843,745.69   74,210,166.42     990,719.80
   78          84,157,400.25     658,819.36   79,328,438.47     837,273.14   73,230,362.92     979,803.51
   79          83,501,210.81     656,189.44   78,497,573.30     830,865.17   72,261,346.38     969,016.54
   80          82,847,686.98     653,523.83   77,673,114.18     824,459.12   71,303,045.86     958,300.52
   81          82,196,752.07     650,934.91   76,854,954.47     818,159.71   70,355,295.42     947,750.44
   82          81,548,557.59     648,194.47   76,043,200.12     811,754.35   69,418,123.50     937,171.91
   83          80,902,966.24     645,591.36   75,237,688.68     805,511.43   68,491,315.05     926,808.45
   84          80,260,647.54     642,318.70   74,439,004.05     798,684.63   67,575,331.12     915,983.93
   85          78,361,589.39   1,899,058.14   72,080,018.50   2,358,985.54   64,874,641.07   2,700,690.05
   86          76,500,465.82   1,861,123.57   69,789,372.74   2,290,645.76   62,276,130.12   2,598,510.95
   87          74,676,399.33   1,824,066.50   67,565,025.04   2,224,347.70   59,775,923.43   2,500,206.69
   88          72,888,996.60   1,787,402.73   65,405,413.43   2,159,611.61   57,370,661.85   2,405,261.58
   89          71,137,629.76   1,751,366.84   63,308,796.58   2,096,616.84   55,056,908.21   2,313,753.64
   90          69,421,738.84   1,715,890.92   61,273,527.91   2,035,268.67   52,831,388.00   2,225,520.21
   91          67,740,233.69   1,681,505.15   59,297,530.16   1,975,997.75   50,690,536.35   2,140,851.65
   92          66,092,483.15   1,647,750.54   57,379,172.21   1,918,357.95   48,631,254.98   2,059,281.37
   93          64,478,228.43   1,614,254.72   55,517,178.11   1,861,994.10   46,650,818.70   1,980,436.28

AVG LIFE:                             8.985                          8.196                          7.589
---------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 3

                                                   Class A-10 NAS
              ----------------------------------------------------------------------------------------
                        100%MHP                       150%MHP                       200%MHP
              ----------------------------  ----------------------------  ----------------------------
Month               Balance  Principal Pmt        Balance  Principal Pmt        Balance  Principal Pmt
-----         -------------  -------------  -------------  -------------  -------------  -------------
   94         62,896,793.74   1,581,434.69  53,709,937.34   1,807,240.77  44,746,284.99   1,904,533.72
   95         61,347,599.79   1,549,193.95  51,955,955.64   1,753,981.70  42,914,878.58   1,831,406.41
   96         59,830,125.26   1,517,474.53  50,253,818.38   1,702,137.26  41,153,955.80   1,760,922.77
   97         58,345,813.06   1,484,312.19  48,603,782.82   1,650,035.56  39,462,299.10   1,691,656.70
   98         56,892,033.01   1,453,780.05  47,002,700.78   1,601,082.04  37,835,952.23   1,626,346.87
   99         55,468,224.71   1,423,808.31  45,449,213.22   1,553,487.56  36,272,502.14   1,563,450.09
  100         54,073,795.30   1,394,429.41  43,941,963.06   1,507,250.16  34,769,595.17   1,502,906.97
  101         52,708,284.61   1,365,510.69  42,479,729.11   1,462,233.95  33,325,041.27   1,444,553.91
  102         51,371,455.30   1,336,829.31  41,061,492.67   1,418,236.44  31,936,859.62   1,388,181.65
  103         50,062,455.29   1,309,000.01  39,685,765.36   1,375,727.31  30,602,752.30   1,334,107.31
  104         48,780,893.09   1,281,562.20  38,351,455.81   1,334,309.55  29,320,782.78   1,281,969.52
  105         47,613,408.48   1,167,484.61  37,125,715.68   1,225,740.13  28,141,074.46   1,179,708.32
  106         46,469,508.74   1,143,899.73  35,935,765.24   1,189,950.45  27,006,273.54   1,134,800.92
  107         45,348,954.26   1,120,554.48  34,780,766.17   1,154,999.06  25,914,845.37   1,091,428.17
  108         44,251,231.50   1,097,722.76  33,659,687.32   1,121,078.85  24,865,148.27   1,049,697.10
  109         43,176,128.04   1,075,103.46  32,571,747.81   1,087,939.51  23,855,764.33   1,009,383.93
  110         42,122,849.80   1,053,278.24  31,515,743.80   1,056,004.02  22,884,999.65     970,764.68
  111         41,091,096.23   1,031,753.58  30,490,866.93   1,024,876.87  21,951,488.37     933,511.28
  112         40,080,572.01   1,010,524.22  29,496,329.23     994,537.69  21,053,911.78     897,576.59
  113         39,090,708.61     989,863.40  28,531,157.98     965,171.26  20,190,850.81     863,060.97
  114         38,121,217.13     969,491.47  27,594,605.14     936,552.84  19,361,079.37     829,771.44
  115         37,171,610.31     949,606.82  26,685,794.75     908,810.39  18,563,311.05     797,768.32
  116         36,241,679.54     929,930.78  25,804,068.80     881,725.95  17,796,441.41     766,869.64
  117         35,331,060.45     910,619.08  24,948,671.55     855,397.26  17,059,324.79     737,116.63
  118         34,439,659.83     891,400.63  24,119,052.71     829,618.84  16,350,982.18     708,342.60
  119         33,567,441.64     872,218.19  23,314,711.66     804,341.05  15,670,490.66     680,491.52
  120         32,714,739.73     852,701.91  22,535,410.21     779,301.45  15,017,122.74     653,367.92
  121         31,896,973.33     817,766.40  21,791,262.43     744,147.77  14,397,037.20     620,085.54
  122         31,096,221.30     800,752.03  21,069,353.73     721,908.70  13,801,019.69     596,017.51
  123         30,312,233.46     783,987.85  20,369,106.28     700,247.45  13,228,204.78     572,814.91
  124         29,544,979.31     767,254.15  19,690,102.01     679,004.27  12,677,851.59     550,353.19
  125         28,793,870.07     751,109.24  19,031,556.55     658,545.46  12,148,999.45     528,852.14
  126         28,058,581.11     735,288.96  18,392,879.23     638,677.32  11,640,835.88     508,163.57
  127         27,338,942.44     719,638.67  17,773,592.71     619,286.53  11,152,639.35     488,196.53
  128         26,634,418.61     704,523.83  17,172,992.29     600,600.41  10,683,563.26     469,076.09
  129         25,944,865.27     689,553.35  16,590,640.50     582,351.79  10,232,947.51     450,615.75
  130         25,269,982.59     674,882.68  16,026,009.37     564,631.13   9,800,092.02     432,855.50
  131         24,609,684.67     660,297.92  15,478,716.64     547,292.74   9,384,401.93     415,690.09
  132         23,963,466.34     646,218.33  14,948,124.89     530,591.75   8,985,142.53     399,259.41
  133         23,331,192.92     632,273.42  14,433,841.49     514,283.39   8,601,743.85     383,398.68
  134         22,712,760.69     618,432.23  13,935,499.64     498,341.86   8,233,664.17     368,079.68
  135         22,107,706.09     605,054.59  13,452,520.12     482,979.51   7,880,249.89     353,414.28
  136         21,515,912.00     591,794.09  12,984,546.51     467,973.61   7,540,993.33     339,256.57
  137         20,937,014.16     578,897.85  12,531,081.05     453,465.46   7,215,317.26     325,676.07
  138         20,370,829.03     566,185.12  12,091,744.51     439,336.55   6,902,726.47     312,590.79
  139         19,817,106.24     553,722.79  11,666,125.93     425,618.58   6,602,719.61     300,006.86
  140         19,275,575.81     541,530.43  11,253,811.57     412,314.36   6,314,805.89     287,913.73

AVG LIFE:                            8.985                         8.196                         7.589

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 4

                                                  Class A-10 NAS
              --------------------------------------------------------------------------------------
                        100%MHP                       150%MHP                       200%MHP
              ----------------------------  ----------------------------  ---------------------------
Month               Balance  Principal Pmt        Balance  Principal Pmt       Balance  Principal Pmt
-----         -------------  -------------  -------------  -------------  ------------  -------------
  141         18,746,190.03     529,385.78  10,854,525.38     399,286.19  6,038,583.11     276,222.78
  142         18,228,762.21     517,427.82  10,467,916.11     386,609.28  5,773,616.82     264,966.29
  143         17,723,003.82     505,758.39  10,093,581.59     374,334.51  5,519,455.10     254,161.72
  144         17,228,886.25     494,117.57   9,731,275.60     362,305.99  5,275,741.83     243,713.27
  145         16,749,548.91     479,337.34   9,382,538.08     348,737.52  5,043,093.33     232,648.50
  146         16,281,138.11     468,410.80   9,044,952.88     337,585.20  4,819,983.44     223,109.89
  147         15,823,364.60     457,773.51   8,718,150.76     326,802.12  4,575,029.48     244,953.95
  148         15,376,005.49     447,359.11   8,401,807.34     316,343.42  4,341,208.00     233,821.48
  149         14,938,985.38     437,020.12   8,095,685.21     306,122.14  4,118,098.35     223,109.65
  150         14,512,033.98     426,951.40   7,799,446.13     296,239.08  3,905,231.87     212,866.48
  151         14,094,932.31     417,101.67   7,512,787.05     286,659.08  3,702,173.97     203,057.90
  152         13,687,622.00     407,310.31   7,235,496.41     277,290.63  3,508,554.29     193,619.68
  153         13,289,868.87     397,753.13   6,967,274.17     268,222.24  3,323,962.51     184,591.78
  154         12,901,553.14     388,315.73   6,707,886.43     259,387.74  3,148,036.75     175,925.76
  155         12,522,300.69     379,252.45   6,456,972.70     250,913.73  2,980,356.22     167,680.53
  156         12,152,001.32     370,299.36   6,214,316.35     242,656.35  2,820,590.63     159,765.59
  157         11,790,561.23     361,440.09   5,979,713.40     234,602.95  2,668,425.40     152,165.23
  158         11,437,714.26     352,846.97   5,752,876.77     226,836.63  2,523,510.99     144,914.41
  159         11,093,312.88     344,401.38   5,533,585.48     219,291.29  2,385,542.68     137,968.31
  160         10,757,190.51     336,122.37   5,321,613.58     211,971.89  2,254,221.85     131,320.83
  161         10,429,246.52     327,943.99   5,116,772.43     204,841.15  2,129,277.16     124,944.69
  162         10,109,181.36     320,065.16   4,918,780.19     197,992.24  2,010,398.99     118,878.18
  163          9,796,921.26     312,260.11   4,727,471.00     191,309.19  1,897,343.93     113,055.05
  164          9,492,300.87     304,620.39   4,542,638.02     184,832.98  1,789,855.51     107,488.43
  165          9,195,211.55     297,089.32   4,364,105.96     178,532.06  1,687,699.74     102,155.77
  166          8,905,508.31     289,703.24   4,191,685.99     172,419.98  1,590,643.01      97,056.72
  167          8,623,009.25     282,499.06   4,025,176.00     166,509.99  1,498,452.60      92,190.41
  168          8,347,641.95     275,367.29   3,844,047.64     181,128.36  1,410,927.74      87,524.87
  169          8,079,175.96     268,466.00   3,669,793.39     174,254.25  1,327,842.40      83,085.34
  170          7,817,492.81     261,683.15   3,502,199.70     167,593.70  1,249,002.26      78,840.14
  171          7,562,440.70     255,052.11   3,341,041.09     161,158.61  1,174,213.81      74,788.45
  172          7,313,852.89     248,587.80   3,186,090.14     154,950.94  1,103,288.26      70,925.55
  173          7,071,625.02     242,227.87   3,037,155.94     148,934.20  1,036,055.91      67,232.35
  174          6,835,656.89     235,968.14   2,894,053.79     143,102.16    972,354.02      63,701.90
  175          6,605,846.54     229,810.35   2,756,602.23     137,451.56             0     972,354.02
  176          6,382,050.18     223,796.35   2,624,603.97     131,998.26             0              0
  177          6,189,946.16     192,104.03   2,509,996.65     114,607.33             0              0
  178          6,002,480.48     187,465.68   2,399,656.91     110,339.73             0              0
  179          5,819,798.73     182,681.75   2,293,555.67     106,101.24             0              0
  180          5,642,345.49     177,453.25   2,191,796.38     101,759.30             0              0
  181          5,480,428.82     161,916.66   2,098,881.16      92,915.22             0              0
  182          5,322,281.49     158,147.33   2,009,346.47      89,534.68             0              0
  183          5,167,849.10     154,432.40   1,923,093.15      86,253.32             0              0
  184          5,017,305.32     150,543.78   1,840,123.09      82,970.06             0              0
  185          4,870,276.63     147,028.69   1,760,201.28      79,921.81             0              0
  186          4,726,713.62     143,563.01   1,683,238.39      76,962.89             0              0
  187          4,586,544.37     140,169.25   1,609,137.70      74,100.69             0              0

AVG LIFE:                            8.985                         8.196                        7.589

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 5

                                               Class A-10 NAS

              --------------------------------------------------------------------------------
                        100%MHP                      150%MHP                   200%MHP
              ---------------------------  ---------------------------  ----------------------
Month              Balance  Principal Pmt       Balance  Principal Pmt  Balance  Principal Pmt
-----         ------------  -------------  ------------  -------------  -------  -------------
  188         4,449,712.99     136,831.38  1,537,811.40      71,326.29        0              0
  189         4,316,159.12     133,553.87  1,469,171.84      68,639.57        0              0
  190         4,185,838.88     130,320.24  1,403,139.96      66,031.88        0              0
  191         4,058,662.57     127,176.31  1,339,620.41      63,519.55        0              0
  192         3,934,609.49     124,053.08  1,278,547.11      61,073.30        0              0
  193         3,813,588.58     121,020.91  1,219,828.26      58,718.85        0              0
  194         3,695,562.31     118,026.27  1,163,394.75      56,433.51        0              0
  195         3,580,453.98     115,108.33  1,109,164.36      54,230.39        0              0
  196         3,468,212.09     112,241.89  1,057,066.30      52,098.07        0              0
  197         3,358,791.73     109,420.35  1,007,033.79      50,032.50        0              0
  198         3,252,148.37     106,643.37    959,001.72      48,032.07        0              0
  199         3,148,204.17     103,944.19    912,894.72      46,107.00        0              0
  200         3,046,924.81     101,279.36    868,654.56      44,240.16        0              0
  201         2,948,277.25      98,647.57    826,224.73      42,429.83        0              0
  202         2,852,185.08      96,092.17    785,535.23      40,689.50        0              0
  203         2,758,615.22      93,569.87    746,532.45      39,002.78        0              0
  204         2,667,513.27      91,101.94    709,156.95      37,375.50        0              0
  205         2,578,822.18      88,691.09    673,349.93      35,807.02        0              0
  206         2,492,478.79      86,343.40    639,052.19      34,297.74        0              0
  207         2,408,456.18      84,022.61    606,217.52      32,834.67        0              0
  208         2,326,714.07      81,742.10    574,796.53      31,420.99        0              0
  209         2,237,087.48      89,626.60    544,737.99      30,058.54        0              0
  210         2,150,188.61      86,898.87             0     544,737.99        0              0
  211         2,065,920.70      84,267.90             0              0        0              0
  212         1,984,236.49      81,684.22             0              0        0              0
  213         1,905,123.63      79,112.86             0              0        0              0
  214         1,828,465.54      76,658.09             0              0        0              0
  215         1,754,206.10      74,259.44             0              0        0              0
  216         1,682,272.03      71,934.07             0              0        0              0
  217         1,612,752.69      69,519.34             0              0        0              0
  218         1,545,425.72      67,326.96             0              0        0              0
  219         1,480,228.68      65,197.04             0              0        0              0
  220         1,417,123.66      63,105.03             0              0        0              0
  221         1,356,060.83      61,062.83             0              0        0              0
  222         1,296,996.89      59,063.94             0              0        0              0
  223         1,239,872.81      57,124.08             0              0        0              0
  224         1,184,650.17      55,222.63             0              0        0              0
  225         1,131,300.07      53,350.10             0              0        0              0
  226         1,079,769.49      51,530.58             0              0        0              0
  227         1,030,013.28      49,756.21             0              0        0              0
  228           982,012.71      48,000.57             0              0        0              0
  229           935,737.08      46,275.63             0              0        0              0
  230           891,084.04      44,653.04             0              0        0              0
  231           848,023.67      43,060.36             0              0        0              0
  232           806,511.53      41,512.14             0              0        0              0
  233           766,505.03      40,006.50             0              0        0              0
  234           727,982.71      38,522.32             0              0        0              0

AVG LIFE:                           8.985                        8.196                   7.589

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                    Page 6

                                             Class A-10 NAS
              ----------------------------------------------------------------------------
                       100%MHP                    150%MHP                  200%MHP
              --------------------------  -----------------------  -----------------------
Month            Balance   Principal Pmt  Balance   Principal Pmt  Balance   Principal Pmt
-----         ----------   -------------  -------   -------------  -------   -------------
  235         690,905.12       37,077.59        0               0        0               0
  236         655,244.16       35,660.96        0               0        0               0
  237         620,948.95       34,295.21        0               0        0               0
  238         593,699.74       27,249.22        0               0        0               0
  239         567,411.40       26,288.33        0               0        0               0
  240         542,240.57       25,170.83        0               0        0               0
  241         520,520.96       21,719.62        0               0        0               0
  242         499,475.68       21,045.28        0               0        0               0
  243         479,090.31       20,385.37        0               0        0               0
  244         459,507.06       19,583.25        0               0        0               0
  245         440,543.53       18,963.53        0               0        0               0
  246         422,177.53       18,366.00        0               0        0               0
  247         404,397.19       17,780.34        0               0        0               0
  248         387,186.36       17,210.83        0               0        0               0
  249         370,539.35       16,647.02        0               0        0               0
  250         354,436.60       16,102.75        0               0        0               0
  251         338,872.68       15,563.92        0               0        0               0
  252         323,832.49       15,040.19        0               0        0               0
  253         309,302.36       14,530.13        0               0        0               0
  254                  0      309,302.36        0               0        0               0

TOTALS:                   105,000,000.00           105,000,000.00           105,000,000.00

AVG LIFE:                          8.985                    8.196                    7.589
------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                               Page 1
                                                    Class A-9 Z
              ----------------------------------------------------------------------------------------
                         75%MHP                       125%MHP                       150%MHP
              ----------------------------  ----------------------------  ----------------------------
Month               Balance  Principal Pmt        Balance  Principal Pmt        Balance  Principal Pmt
-----         -------------  -------------  -------------  -------------  -------------  -------------
    0         43,000,000.00                 43,000,000.00                 43,000,000.00
    1         43,136,525.00    -136,525.00  43,136,525.00    -136,525.00  43,136,525.00    -136,525.00
    2         43,410,441.93    -273,916.93  43,410,441.93    -273,916.93  43,410,441.93    -273,916.93
    3         43,686,098.24    -275,656.31  43,686,098.24    -275,656.31  43,686,098.24    -275,656.31
    4         43,963,504.96    -277,406.72  43,963,504.96    -277,406.72  43,963,504.96    -277,406.72
    5         44,242,673.22    -279,168.26  44,242,673.22    -279,168.26  44,242,673.22    -279,168.26
    6         44,523,614.20    -280,940.97  44,523,614.20    -280,940.97  44,523,614.20    -280,940.97
    7         44,806,339.15    -282,724.95  44,806,339.15    -282,724.95  44,806,339.15    -282,724.95
    8         45,090,859.40    -284,520.25  45,090,859.40    -284,520.25  45,090,859.40    -284,520.25
    9         45,377,186.36    -286,326.96  45,377,186.36    -286,326.96  45,377,186.36    -286,326.96
   10         45,665,331.49    -288,145.13  45,665,331.49    -288,145.13  45,665,331.49    -288,145.13
   11         45,955,306.34    -289,974.85  45,955,306.34    -289,974.85  45,955,306.34    -289,974.85
   12         46,247,122.54    -291,816.20  46,247,122.54    -291,816.20  46,247,122.54    -291,816.20
   13         46,540,791.77    -293,669.23  46,540,791.77    -293,669.23  46,540,791.77    -293,669.23
   14         46,836,325.80    -295,534.03  46,836,325.80    -295,534.03  46,836,325.80    -295,534.03
   15         47,133,736.46    -297,410.67  47,133,736.46    -297,410.67  47,133,736.46    -297,410.67
   16         47,433,035.69    -299,299.23  47,433,035.69    -299,299.23  47,433,035.69    -299,299.23
   17         47,734,235.47    -301,199.78  47,734,235.47    -301,199.78  47,734,235.47    -301,199.78
   18         48,037,347.86    -303,112.40  48,037,347.86    -303,112.40  48,037,347.86    -303,112.40
   19         48,342,385.02    -305,037.16  48,342,385.02    -305,037.16  48,342,385.02    -305,037.16
   20         48,649,359.17    -306,974.14  48,649,359.17    -306,974.14  48,649,359.17    -306,974.14
   21         48,958,282.60    -308,923.43  48,958,282.60    -308,923.43  48,958,282.60    -308,923.43
   22         49,269,167.69    -310,885.09  49,269,167.69    -310,885.09  49,269,167.69    -310,885.09
   23         49,582,026.91    -312,859.21  49,582,026.91    -312,859.21  49,582,026.91    -312,859.21
   24         49,896,872.78    -314,845.87  49,896,872.78    -314,845.87  49,896,872.78    -314,845.87
   25         50,213,717.92    -316,845.14  50,213,717.92    -316,845.14  50,213,717.92    -316,845.14
   26         50,532,575.03    -318,857.11  50,532,575.03    -318,857.11  50,532,575.03    -318,857.11
   27         50,853,456.88    -320,881.85  50,853,456.88    -320,881.85  50,853,456.88    -320,881.85
   28         51,176,376.33    -322,919.45  51,176,376.33    -322,919.45  51,176,376.33    -322,919.45
   29         51,501,346.32    -324,969.99  51,501,346.32    -324,969.99  51,501,346.32    -324,969.99
   30         51,828,379.87    -327,033.55  51,828,379.87    -327,033.55  51,828,379.87    -327,033.55
   31         52,157,490.08    -329,110.21  52,157,490.08    -329,110.21  52,157,490.08    -329,110.21
   32         52,488,690.14    -331,200.06  52,488,690.14    -331,200.06  52,488,690.14    -331,200.06
   33         52,821,993.33    -333,303.18  52,821,993.33    -333,303.18  52,821,993.33    -333,303.18
   34         53,157,412.98    -335,419.66  53,157,412.98    -335,419.66  53,157,412.98    -335,419.66
   35         53,494,962.56    -337,549.57  53,494,962.56    -337,549.57  53,494,962.56    -337,549.57
   36         53,834,655.57    -339,693.01  53,834,655.57    -339,693.01  53,834,655.57    -339,693.01
   37         54,176,505.63    -341,850.06  54,176,505.63    -341,850.06  54,176,505.63    -341,850.06
   38         54,520,526.44    -344,020.81  54,520,526.44    -344,020.81  54,520,526.44    -344,020.81
   39         54,866,731.79    -346,205.34  54,866,731.79    -346,205.34  54,866,731.79    -346,205.34
   40         55,215,135.53    -348,403.75  55,215,135.53    -348,403.75  55,215,135.53    -348,403.75
   41         55,565,751.64    -350,616.11  55,565,751.64    -350,616.11  55,565,751.64    -350,616.11
   42         55,918,594.17    -352,842.52  55,918,594.17    -352,842.52  55,918,594.17    -352,842.52
   43         56,273,677.24    -355,083.07  56,273,677.24    -355,083.07  56,273,677.24    -355,083.07
   44         56,631,015.09    -357,337.85  56,631,015.09    -357,337.85  56,631,015.09    -357,337.85
   45         56,990,622.04    -359,606.95  56,990,622.04    -359,606.95  56,990,622.04    -359,606.95
   46         57,352,512.49    -361,890.45  57,352,512.49    -361,890.45  57,352,512.49    -361,890.45

AVG LIFE:                           21.723                        18.246                        16.771
------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).


                                                                                               Page 2

                                                     Class A-9 Z
              ----------------------------------------------------------------------------------------
                         75%MHP                       125%MHP                       150%MHP
              ----------------------------  ----------------------------  ----------------------------
Month               Balance  Principal Pmt        Balance  Principal Pmt        Balance  Principal Pmt
-----          ------------  -------------  -------------  -------------  -------------  -------------
   47         57,716,700.94    -364,188.45  57,716,700.94    -364,188.45  57,716,700.94    -364,188.45
   48         58,083,201.99    -366,501.05  58,083,201.99    -366,501.05  58,083,201.99    -366,501.05
   49         58,452,030.32    -368,828.33  58,452,030.32    -368,828.33  58,452,030.32    -368,828.33
   50         58,823,200.72    -371,170.39  58,823,200.72    -371,170.39  58,823,200.72    -371,170.39
   51         59,196,728.04    -373,527.32  59,196,728.04    -373,527.32  59,196,728.04    -373,527.32
   52         59,572,627.26    -375,899.22  59,572,627.26    -375,899.22  59,572,627.26    -375,899.22
   53         59,950,913.45    -378,286.18  59,950,913.45    -378,286.18  59,950,913.45    -378,286.18
   54         60,331,601.75    -380,688.30  60,331,601.75    -380,688.30  60,331,601.75    -380,688.30
   55         60,714,707.42    -383,105.67  60,714,707.42    -383,105.67  60,714,707.42    -383,105.67
   56         61,100,245.81    -385,538.39  61,100,245.81    -385,538.39  61,100,245.81    -385,538.39
   57         61,488,232.37    -387,986.56  61,488,232.37    -387,986.56  61,488,232.37    -387,986.56
   58         61,878,682.65    -390,450.28  61,878,682.65    -390,450.28  61,878,682.65    -390,450.28
   59         62,271,612.28    -392,929.63  62,271,612.28    -392,929.63  62,271,612.28    -392,929.63
   60         62,667,037.02    -395,424.74  62,667,037.02    -395,424.74  62,667,037.02    -395,424.74
   61         63,064,972.70    -397,935.69  63,064,972.70    -397,935.69  63,064,972.70    -397,935.69
   62         63,465,435.28    -400,462.58  63,465,435.28    -400,462.58  63,465,435.28    -400,462.58
   63         63,868,440.79    -403,005.51  63,868,440.79    -403,005.51  63,868,440.79    -403,005.51
   64         64,274,005.39    -405,564.60  64,274,005.39    -405,564.60  64,274,005.39    -405,564.60
   65         64,682,145.33    -408,139.93  64,682,145.33    -408,139.93  64,682,145.33    -408,139.93
   66         65,092,876.95    -410,731.62  65,092,876.95    -410,731.62  65,092,876.95    -410,731.62
   67         65,506,216.72    -413,339.77  65,506,216.72    -413,339.77  65,506,216.72    -413,339.77
   68         65,922,181.20    -415,964.48  65,922,181.20    -415,964.48  65,922,181.20    -415,964.48
   69         66,340,787.05    -418,605.85  66,340,787.05    -418,605.85  66,340,787.05    -418,605.85
   70         66,762,051.04    -421,264.00  66,762,051.04    -421,264.00  66,762,051.04    -421,264.00
   71         67,185,990.07    -423,939.02  67,185,990.07    -423,939.02  67,185,990.07    -423,939.02
   72         67,612,621.11    -426,631.04  67,612,621.11    -426,631.04  67,612,621.11    -426,631.04
   73         68,041,961.25    -429,340.14  68,041,961.25    -429,340.14  68,041,961.25    -429,340.14
   74         68,474,027.70    -432,066.45  68,474,027.70    -432,066.45  68,474,027.70    -432,066.45
   75         68,908,837.78    -434,810.08  68,908,837.78    -434,810.08  68,908,837.78    -434,810.08
   76         69,346,408.90    -437,571.12  69,346,408.90    -437,571.12  69,346,408.90    -437,571.12
   77         69,786,758.60    -440,349.70  69,786,758.60    -440,349.70  69,786,758.60    -440,349.70
   78         70,229,904.51    -443,145.92  70,229,904.51    -443,145.92  70,229,904.51    -443,145.92
   79         70,675,864.41    -445,959.89  70,675,864.41    -445,959.89  70,675,864.41    -445,959.89
   80         71,124,656.15    -448,791.74  71,124,656.15    -448,791.74  71,124,656.15    -448,791.74
   81         71,576,297.71    -451,641.57  71,576,297.71    -451,641.57  71,576,297.71    -451,641.57
   82         72,030,807.20    -454,509.49  72,030,807.20    -454,509.49  72,030,807.20    -454,509.49
   83         72,488,202.83    -457,395.63  72,488,202.83    -457,395.63  72,488,202.83    -457,395.63
   84         72,948,502.92    -460,300.09  72,948,502.92    -460,300.09  72,948,502.92    -460,300.09
   85         73,411,725.91    -463,222.99  73,411,725.91    -463,222.99  73,411,725.91    -463,222.99
   86         73,877,890.37    -466,164.46  73,877,890.37    -466,164.46  73,877,890.37    -466,164.46
   87         74,347,014.97    -469,124.60  74,347,014.97    -469,124.60  74,347,014.97    -469,124.60
   88         74,819,118.52    -472,103.55  74,819,118.52    -472,103.55  74,819,118.52    -472,103.55
   89         75,294,219.92    -475,101.40  75,294,219.92    -475,101.40  75,294,219.92    -475,101.40
   90         75,772,338.22    -478,118.30  75,772,338.22    -478,118.30  75,772,338.22    -478,118.30
   91         76,253,492.56    -481,154.35  76,253,492.56    -481,154.35  76,253,492.56    -481,154.35
   92         76,737,702.24    -484,209.68  76,737,702.24    -484,209.68  76,737,702.24    -484,209.68
   93         77,224,986.65    -487,284.41  77,224,986.65    -487,284.41  77,224,986.65    -487,284.41
AVG LIFE:                           21.723                        18.246                        16.771

------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                                   Page 3

                                                      Class A-9 Z
              -------------------------------------------------------------------------------------------
                         75%MHP                         125%MHP                        150%MHP
              -----------------------------  -----------------------------  -----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------  --------------  -------------
   94          77,715,365.32    -490,378.67   77,715,365.32    -490,378.67   77,715,365.32    -490,378.67
   95          78,208,857.89    -493,492.57   78,208,857.89    -493,492.57   78,208,857.89    -493,492.57
   96          78,705,484.13    -496,626.25   78,705,484.13    -496,626.25   78,705,484.13    -496,626.25
   97          79,205,263.96    -499,779.82   79,205,263.96    -499,779.82   79,205,263.96    -499,779.82
   98          79,708,217.38    -502,953.43   79,708,217.38    -502,953.43   79,708,217.38    -502,953.43
   99          80,214,364.56    -506,147.18   80,214,364.56    -506,147.18   80,214,364.56    -506,147.18
  100          80,723,725.78    -509,361.21   80,723,725.78    -509,361.21   80,723,725.78    -509,361.21
  101          81,236,321.44    -512,595.66   81,236,321.44    -512,595.66   81,236,321.44    -512,595.66
  102          81,752,172.08    -515,850.64   81,752,172.08    -515,850.64   81,752,172.08    -515,850.64
  103          82,271,298.37    -519,126.29   82,271,298.37    -519,126.29   82,271,298.37    -519,126.29
  104          82,793,721.12    -522,422.74   82,793,721.12    -522,422.74   82,793,721.12    -522,422.74
  105          83,319,461.25    -525,740.13   83,319,461.25    -525,740.13   83,319,461.25    -525,740.13
  106          83,848,539.83    -529,078.58   83,848,539.83    -529,078.58   83,848,539.83    -529,078.58
  107          84,380,978.05    -532,438.23   84,380,978.05    -532,438.23   84,380,978.05    -532,438.23
  108          84,916,797.26    -535,819.21   84,916,797.26    -535,819.21   84,916,797.26    -535,819.21
  109          85,456,018.93    -539,221.66   85,456,018.93    -539,221.66   85,456,018.93    -539,221.66
  110          85,998,664.65    -542,645.72   85,998,664.65    -542,645.72   85,998,664.65    -542,645.72
  111          86,544,756.17    -546,091.52   86,544,756.17    -546,091.52   86,544,756.17    -546,091.52
  112          87,094,315.37    -549,559.20   87,094,315.37    -549,559.20   87,094,315.37    -549,559.20
  113          87,647,364.27    -553,048.90   87,647,364.27    -553,048.90   87,647,364.27    -553,048.90
  114          88,203,925.03    -556,560.76   88,203,925.03    -556,560.76   88,203,925.03    -556,560.76
  115          88,764,019.96    -560,094.92   88,764,019.96    -560,094.92   88,764,019.96    -560,094.92
  116          89,327,671.48    -563,651.53   89,327,671.48    -563,651.53   89,327,671.48    -563,651.53
  117          89,894,902.20    -567,230.71   89,894,902.20    -567,230.71   89,894,902.20    -567,230.71
  118          90,465,734.83    -570,832.63   90,465,734.83    -570,832.63   90,465,734.83    -570,832.63
  119          91,040,192.24    -574,457.42   91,040,192.24    -574,457.42   91,040,192.24    -574,457.42
  120          91,618,297.46    -578,105.22   91,618,297.46    -578,105.22   91,618,297.46    -578,105.22
  121          92,200,073.65    -581,776.19   92,200,073.65    -581,776.19   92,200,073.65    -581,776.19
  122          92,785,544.12    -585,470.47   92,785,544.12    -585,470.47   92,785,544.12    -585,470.47
  123          93,374,732.33    -589,188.21   93,374,732.33    -589,188.21   93,374,732.33    -589,188.21
  124          93,967,661.88    -592,929.55   93,967,661.88    -592,929.55   93,967,661.88    -592,929.55
  125          94,564,356.53    -596,694.65   94,564,356.53    -596,694.65   94,564,356.53    -596,694.65
  126          95,164,840.19    -600,483.66   95,164,840.19    -600,483.66   95,164,840.19    -600,483.66
  127          95,769,136.93    -604,296.74   95,769,136.93    -604,296.74   95,769,136.93    -604,296.74
  128          96,377,270.95    -608,134.02   96,377,270.95    -608,134.02   96,377,270.95    -608,134.02
  129          96,989,266.62    -611,995.67   96,989,266.62    -611,995.67   96,989,266.62    -611,995.67
  130          97,605,148.46    -615,881.84   97,605,148.46    -615,881.84   97,605,148.46    -615,881.84
  131          98,224,941.15    -619,792.69   98,224,941.15    -619,792.69   98,224,941.15    -619,792.69
  132          98,848,669.53    -623,728.38   98,848,669.53    -623,728.38   98,848,669.53    -623,728.38
  133          99,476,358.58    -627,689.05   99,476,358.58    -627,689.05   99,476,358.58    -627,689.05
  134         100,108,033.46    -631,674.88  100,108,033.46    -631,674.88  100,108,033.46    -631,674.88
  135         100,743,719.47    -635,686.01  100,743,719.47    -635,686.01  100,743,719.47    -635,686.01
  136         101,383,442.09    -639,722.62  101,383,442.09    -639,722.62  101,383,442.09    -639,722.62
  137         102,027,226.95    -643,784.86  102,027,226.95    -643,784.86  102,027,226.95    -643,784.86
  138         102,675,099.84    -647,872.89  102,675,099.84    -647,872.89  102,675,099.84    -647,872.89
  139         103,327,086.72    -651,986.88  103,327,086.72    -651,986.88  103,327,086.72    -651,986.88
  140         103,983,213.72    -656,127.00  103,983,213.72    -656,127.00  103,983,213.72    -656,127.00

AVG LIFE:                            21.723                         18.246                         16.771
---------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                                   Page 4

                                                      Class A-9 Z
              -------------------------------------------------------------------------------------------
                         75%MHP                         125%MHP                        150%MHP
              -----------------------------  -----------------------------  -----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------  --------------  --------------
  141         104,643,507.13    -660,293.41  104,643,507.13    -660,293.41  104,643,507.13    -660,293.41
  142         105,307,993.40    -664,486.27  105,307,993.40    -664,486.27  105,307,993.40    -664,486.27
  143         105,976,699.16    -668,705.76  105,976,699.16    -668,705.76  105,976,699.16    -668,705.76
  144         106,649,651.20    -672,952.04  106,649,651.20    -672,952.04  106,649,651.20    -672,952.04
  145         107,326,876.48    -677,225.29  107,326,876.48    -677,225.29  107,326,876.48    -677,225.29
  146         108,008,402.15    -681,525.67  108,008,402.15    -681,525.67  108,008,402.15    -681,525.67
  147         108,694,255.50    -685,853.35  108,694,255.50    -685,853.35  108,694,255.50    -685,853.35
  148         109,384,464.03    -690,208.52  109,384,464.03    -690,208.52  109,384,464.03    -690,208.52
  149         110,079,055.37    -694,591.35  110,079,055.37    -694,591.35  110,079,055.37    -694,591.35
  150         110,778,057.37    -699,002.00  110,778,057.37    -699,002.00  110,778,057.37    -699,002.00
  151         111,481,498.04    -703,440.66  111,481,498.04    -703,440.66  111,481,498.04    -703,440.66
  152         112,189,405.55    -707,907.51  112,189,405.55    -707,907.51  112,189,405.55    -707,907.51
  153         112,901,808.28    -712,402.73  112,901,808.28    -712,402.73  112,901,808.28    -712,402.73
  154         113,618,734.76    -716,926.48  113,618,734.76    -716,926.48  113,618,734.76    -716,926.48
  155         114,340,213.72    -721,478.97  114,340,213.72    -721,478.97  114,340,213.72    -721,478.97
  156         115,066,274.08    -726,060.36  115,066,274.08    -726,060.36  115,066,274.08    -726,060.36
  157         115,796,944.92    -730,670.84  115,796,944.92    -730,670.84  115,796,944.92    -730,670.84
  158         116,532,255.52    -735,310.60  116,532,255.52    -735,310.60  116,532,255.52    -735,310.60
  159         117,272,235.34    -739,979.82  117,272,235.34    -739,979.82  117,272,235.34    -739,979.82
  160         118,016,914.04    -744,678.69  118,016,914.04    -744,678.69  118,016,914.04    -744,678.69
  161         118,766,321.44    -749,407.40  118,766,321.44    -749,407.40  118,766,321.44    -749,407.40
  162         119,520,487.58    -754,166.14  119,520,487.58    -754,166.14  119,520,487.58    -754,166.14
  163         120,279,442.68    -758,955.10  120,279,442.68    -758,955.10  120,279,442.68    -758,955.10
  164         121,043,217.14    -763,774.46  121,043,217.14    -763,774.46  121,043,217.14    -763,774.46
  165         121,811,841.57    -768,624.43  121,811,841.57    -768,624.43  121,811,841.57    -768,624.43
  166         122,585,346.76    -773,505.19  122,585,346.76    -773,505.19  122,585,346.76    -773,505.19
  167         123,363,763.72    -778,416.95  123,363,763.72    -778,416.95  123,363,763.72    -778,416.95
  168         124,147,123.62    -783,359.90  124,147,123.62    -783,359.90  124,147,123.62    -783,359.90
  169         124,935,457.85    -788,334.23  124,935,457.85    -788,334.23  124,935,457.85    -788,334.23
  170         125,728,798.01    -793,340.16  125,728,798.01    -793,340.16  125,728,798.01    -793,340.16
  171         126,527,175.88    -798,377.87  126,527,175.88    -798,377.87  126,527,175.88    -798,377.87
  172         127,330,623.44    -803,447.57  127,330,623.44    -803,447.57  127,330,623.44    -803,447.57
  173         128,139,172.90    -808,549.46  128,139,172.90    -808,549.46  127,859,130.63    -528,507.18
  174         128,952,856.65    -813,683.75  128,952,856.65    -813,683.75  125,946,412.44   1,912,718.19
  175         129,771,707.29    -818,850.64  129,771,707.29    -818,850.64  124,044,127.35   1,902,285.09
  176         130,595,757.63    -824,050.34  130,595,757.63    -824,050.34  122,152,199.81   1,891,927.54
  177         131,425,040.69    -829,283.06  131,425,040.69    -829,283.06  120,450,617.45   1,701,582.36
  178         132,259,589.70    -834,549.01  132,259,589.70    -834,549.01  118,759,169.75   1,691,447.70
  179         133,099,438.09    -839,848.39  133,099,438.09    -839,848.39  117,079,584.89   1,679,584.86
  180         133,944,619.53    -845,181.43  133,944,619.53    -845,181.43  115,415,915.53   1,663,669.36
  181         134,795,167.86    -850,548.33  134,795,167.86    -850,548.33  113,846,944.87   1,568,970.66
  182         135,651,117.18    -855,949.32  135,651,117.18    -855,949.32  112,287,795.96   1,559,148.91
  183         136,512,501.77    -861,384.59  136,512,501.77    -861,384.59  110,738,607.37   1,549,188.60
  184         137,379,356.16    -866,854.39  137,379,356.16    -866,854.39  109,201,349.39   1,537,257.98
  185         138,251,715.07    -872,358.91  138,251,715.07    -872,358.91  107,673,654.92   1,527,694.47
  186         139,129,613.46    -877,898.39  139,129,613.46    -877,898.39  106,155,658.92   1,517,996.00
  187         140,013,086.50    -883,473.05  138,136,326.77     993,286.69  104,647,306.73   1,508,352.19

AVG LIFE:                            21.723                         18.246                         16.771

---------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 5

                                                      Class A-9 Z
              -------------------------------------------------------------------------------------------
                         75%MHP                         125%MHP                        150%MHP
              -----------------------------  -----------------------------  -----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------  --------------  -------------
  188         140,902,169.60    -889,083.10  136,452,605.65   1,683,721.12  103,148,666.19   1,498,640.54
  189         141,796,898.38    -894,728.78  134,776,147.08   1,676,458.57  101,659,760.09   1,488,906.11
  190         142,697,308.69    -900,410.30  133,107,189.60   1,668,957.48  100,180,749.89   1,479,010.19
  191         143,603,436.60    -906,127.91  131,445,448.71   1,661,740.89   98,711,382.96   1,469,366.93
  192         144,515,318.42    -911,881.82  129,791,410.71   1,654,037.99   97,252,014.27   1,459,368.69
  193         145,432,990.69    -917,672.27  128,144,744.22   1,646,666.50   95,802,353.99   1,449,660.28
  194         146,356,490.18    -923,499.49  126,505,729.16   1,639,015.06   94,362,592.71   1,439,761.29
  195         147,285,853.89    -929,363.71  124,874,164.33   1,631,564.83   92,932,542.93   1,430,049.78
  196         148,221,119.07    -935,265.17  123,250,137.73   1,624,026.60   91,512,243.88   1,420,299.05
  197         149,162,323.17    -941,204.11  121,633,816.32   1,616,321.41   90,101,795.86   1,410,448.02
  198         150,109,503.92    -947,180.75  120,025,371.13   1,608,445.19   88,701,301.24   1,400,494.63
  199         151,062,699.27    -953,195.35  118,424,519.35   1,600,851.78   87,310,508.50   1,390,792.74
  200         152,021,947.41    -959,248.14  116,831,542.99   1,592,976.35   85,929,605.43   1,380,903.07
  201         152,987,286.78    -965,339.37  115,246,753.39   1,584,789.60   84,558,801.61   1,370,803.82
  202         153,958,756.05    -971,469.27  113,669,842.23   1,576,911.16   83,197,824.82   1,360,976.79
  203         154,936,394.15    -977,638.10  112,101,102.42   1,568,739.81   81,846,869.05   1,350,955.78
  204         155,920,240.25    -983,846.10  110,540,514.04   1,560,588.38   80,505,885.40   1,340,983.65
  205         156,910,333.78    -990,093.53  108,987,997.50   1,552,516.55   79,174,778.83   1,331,106.57
  206         157,906,714.40    -996,380.62  107,443,352.92   1,544,644.58   77,853,362.14   1,321,416.69
  207         158,909,422.04  -1,002,707.64  105,906,937.45   1,536,415.47   76,541,876.67   1,311,485.47
  208         159,918,496.87  -1,009,074.83  104,378,902.91   1,528,034.54   75,240,404.40   1,301,472.27
  209         160,933,979.32  -1,015,482.46  102,859,231.99   1,519,670.92   73,948,897.13   1,291,507.27
  210         161,955,910.09  -1,021,930.77  101,347,969.25   1,511,262.74               0  73,948,897.13
  211         162,984,330.12  -1,028,420.03   99,844,585.33   1,503,383.92               0              0
  212         164,019,280.62  -1,034,950.50   98,349,284.54   1,495,300.79               0              0
  213         165,060,803.05  -1,041,522.43   96,862,862.83   1,486,421.70               0              0
  214         166,108,939.15  -1,048,136.10   95,384,383.42   1,478,479.41               0              0
  215         167,163,730.91  -1,054,791.76   93,913,857.63   1,470,525.79               0              0
  216         168,225,220.60  -1,061,489.69   92,450,966.32   1,462,891.31               0              0
  217         168,031,503.08     193,717.52   90,998,389.53   1,452,576.79               0              0
  218         166,270,077.08   1,761,426.01   89,553,074.26   1,445,315.27               0              0
  219         164,508,537.48   1,761,539.60   88,114,766.51   1,438,307.75               0              0
  220         162,747,216.65   1,761,320.84   86,683,667.40   1,431,099.11               0              0
  221         160,986,077.71   1,761,138.94   85,259,735.14   1,423,932.26               0              0
  222         159,225,268.02   1,760,809.69   83,843,046.52   1,416,688.61               0              0
  223         157,464,382.11   1,760,885.91   82,433,320.41   1,409,726.11               0              0
  224         155,703,665.44   1,760,716.67   81,030,697.36   1,402,623.05               0              0
  225         153,943,717.30   1,759,948.14   79,635,542.52   1,395,154.85               0              0
  226         152,184,270.73   1,759,446.57   78,247,661.70   1,387,880.81               0              0
  227         150,425,298.10   1,758,972.63   76,867,015.48   1,380,646.22               0              0
  228         148,667,810.69   1,757,487.42   75,494,225.06   1,372,790.42               0              0
  229         146,912,421.68   1,755,389.00   74,129,655.27   1,364,569.79               0              0
  230         145,156,670.72   1,755,750.96               0  74,129,655.27               0              0
  231         143,400,973.44   1,755,697.28               0              0               0              0
  232         141,645,094.14   1,755,879.30               0              0               0              0
  233         139,665,751.94   1,979,342.19               0              0               0              0
  234         137,686,604.79   1,979,147.15               0              0               0              0

AVG LIFE:                            21.723                         18.246                         16.771

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 6

                                               Class A-9 Z
              -----------------------------------------------------------------------------
                              75%MHP                     125%MHP            150%MHP
              --------------------------------------  -------------  ----------------------
Month                Balance  Principal Pmt  Balance  Principal Pmt  Balance  Principal Pmt
-----         --------------  -------------  -------  -------------  -------  -------------
  235         135,707,586.92   1,979,017.87        0              0        0              0
  236         133,729,273.27   1,978,313.64        0              0        0              0
  237         131,750,837.06   1,978,436.21        0              0        0              0
  238         130,148,964.69   1,601,872.37        0              0        0              0
  239         128,551,642.09   1,597,322.61        0              0        0              0
  240         126,971,794.66   1,579,847.43        0              0        0              0
  241         125,582,211.08   1,389,583.58        0              0        0              0
  242         124,194,242.87   1,387,968.20        0              0        0              0
  243         122,807,982.94   1,386,259.93        0              0        0              0
  244         121,435,919.27   1,372,063.67        0              0        0              0
  245         120,065,550.51   1,370,368.77        0              0        0              0
  246         118,696,235.00   1,369,315.51        0              0        0              0
  247         117,328,126.97   1,368,108.03        0              0        0              0
  248         115,960,994.89   1,367,132.08        0              0        0              0
  249         114,595,525.56   1,365,469.33        0              0        0              0
  250         113,231,147.73   1,364,377.83        0              0        0              0
  251         111,868,586.33   1,362,561.40        0              0        0              0
  252         110,507,652.33   1,360,934.01        0              0        0              0
  253         109,148,256.86   1,359,395.46        0              0        0              0
  254         107,790,477.96   1,357,778.91        0              0        0              0
  255         106,434,358.15   1,356,119.81        0              0        0              0
  256         105,079,258.91   1,355,099.23        0              0        0              0
  257         103,726,072.64   1,353,186.27        0              0        0              0
  258         102,374,058.16   1,352,014.49        0              0        0              0
  259         101,022,926.20   1,351,131.95        0              0        0              0
  260          99,673,027.76   1,349,898.44        0              0        0              0
  261          98,324,718.13   1,348,309.63        0              0        0              0
  262          96,977,837.70   1,346,880.43        0              0        0              0
  263          95,632,366.66   1,345,471.04        0              0        0              0
  264          94,287,982.77   1,344,383.90        0              0        0              0
  265          92,944,521.63   1,343,461.14        0              0        0              0
  266          91,602,070.61   1,342,451.02        0              0        0              0
  267          90,260,520.69   1,341,549.92        0              0        0              0
  268          88,920,457.53   1,340,063.16        0              0        0              0
  269          87,581,732.48   1,338,725.05        0              0        0              0
  270          86,243,936.27   1,337,796.21        0              0        0              0
  271          84,907,447.21   1,336,489.06        0              0        0              0
  272          83,572,053.94   1,335,393.27        0              0        0              0
  273          82,238,088.34   1,333,965.60        0              0        0              0
  274          80,905,643.55   1,332,444.79        0              0        0              0
  275          79,574,356.97   1,331,286.58        0              0        0              0
  276          78,244,026.10   1,330,330.87        0              0        0              0
  277          76,914,941.80   1,329,084.30        0              0        0              0
  278          75,586,618.21   1,328,323.59        0              0        0              0
  279          74,259,447.92   1,327,170.29        0              0        0              0
  280                      0  74,259,447.92        0              0        0              0

TOTALS:                       43,000,000.00           43,000,000.00           43,000,000.00

AVG LIFE:                            21.723                  18.246                  16.771

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page 1

                                   Class A-2
              ----------------------------------------------------------------------------------------
                         75%MHP                       150%MHP                       175%MHP
              ----------------------------  ----------------------------  ----------------------------
Month               Balance  Principal Pmt        Balance  Principal Pmt        Balance  Principal Pmt
-----         -------------  -------------  -------------  -------------  -------------  -------------
    0         70,670,000.00                 70,670,000.00                 70,670,000.00
    1         70,670,000.00              0  70,670,000.00              0  70,670,000.00              0
    2         70,670,000.00              0  70,670,000.00              0  70,670,000.00              0
    3         70,670,000.00              0  70,670,000.00              0  70,670,000.00              0
    4         70,670,000.00              0  70,670,000.00              0  70,670,000.00              0
    5         70,670,000.00              0  70,670,000.00              0  70,670,000.00              0
    6         70,670,000.00              0  70,670,000.00              0  70,670,000.00              0
    7         70,670,000.00              0  70,670,000.00              0  70,670,000.00              0
    8         70,670,000.00              0  68,914,523.91   1,755,476.09  62,790,146.77   7,879,853.23
    9         70,670,000.00              0  61,851,627.65   7,062,896.26  54,787,804.74   8,002,342.03
   10         70,670,000.00              0  54,693,427.70   7,158,199.96  46,682,047.73   8,105,757.01
   11         70,670,000.00              0  47,441,761.32   7,251,666.37  38,475,468.65   8,206,579.08
   12         69,816,653.49     853,346.51  40,099,542.50   7,342,218.82  30,171,730.94   8,303,737.71
   13         65,345,082.31   4,471,571.18  32,672,403.98   7,427,138.52  21,777,189.21   8,394,541.73
   14         60,815,544.24   4,529,538.08  25,159,586.19   7,512,817.78  13,291,874.65   8,485,314.56
   15         56,228,101.29   4,587,442.94  17,562,946.05   7,596,640.14   4,718,418.56   8,573,456.09
   16         51,585,629.38   4,642,471.91   9,887,060.85   7,675,885.20              0   4,718,418.56
   17         46,887,057.75   4,698,571.63   2,132,703.52   7,754,357.33              0              0
   18         42,132,830.21   4,754,227.54              0   2,132,703.52              0              0
   19         37,323,753.36   4,809,076.85              0              0              0              0
   20         32,460,884.45   4,862,868.91              0              0              0              0
   21         27,545,221.60   4,915,662.85              0              0              0              0
   22         22,577,938.05   4,967,283.54              0              0              0              0
   23         17,561,474.02   5,016,464.04              0              0              0              0
   24         12,500,622.66   5,060,851.35              0              0              0              0
   25          7,417,557.01   5,083,065.66              0              0              0              0
   26          2,336,843.02   5,080,713.99              0              0              0              0
   27                     0   2,336,843.02              0              0              0              0
   28                     0              0              0              0              0              0
   29                     0              0              0              0              0              0
   30                     0              0              0              0              0              0
   31                     0              0              0              0              0              0
   32                     0              0              0              0              0              0
   33                     0              0              0              0              0              0
   34                     0              0              0              0              0              0
   35                     0              0              0              0              0              0
   36                     0              0              0              0              0              0
   37                     0              0              0              0              0              0
   38                     0              0              0              0              0              0
   39                     0              0              0              0              0              0
   40                     0              0              0              0              0              0
   41                     0              0              0              0              0              0
   42                     0              0              0              0              0              0
   43                     0              0              0              0              0              0
   44                     0              0              0              0              0              0
   45                     0              0              0              0              0              0
   46                     0              0              0              0              0              0

AVG LIFE:                             1.61                          1.05                          0.95

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                              Page 2

                                            Class A-2
              ----------------------------------------------------------------------
                      75%MHP                 150%MHP                 175%MHP
              ---------------------   ----------------------  ----------------------
Month         Balance  Principal Pmt  Balance  Principal Pmt  Balance  Principal Pmt
-----         -------  -------------  -------  -------------  -------  -------------
   47               0              0        0              0        0              0
   48               0              0        0              0        0              0
   49               0              0        0              0        0              0
   50               0              0        0              0        0              0
TOTALS:                70,670,000.00           70,670,000.00           70,670,000.00

AVG LIFE:                       1.61                    1.05                    0.95
------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                                   Page 3

                                                       Class A-3
              -------------------------------------------------------------------------------------------
                         75%MHP                         150%MHP                        175%MHP
              -----------------------------  -----------------------------  -----------------------------
Month                Balance  Principal Pmt         Balance  Principal Pmt         Balance  Principal Pmt
-----         --------------  -------------  --------------  -------------  --------------  -------------
    0         108,280,000.00                 108,280,000.00                 108,280,000.00
    1         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    2         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    3         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    4         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    5         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    6         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    7         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    8         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
    9         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
   10         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
   11         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
   12         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
   13         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
   14         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
   15         108,280,000.00              0  108,280,000.00              0  108,280,000.00              0
   16         108,280,000.00              0  108,280,000.00              0  104,342,139.00   3,937,861.00
   17         108,280,000.00              0  108,280,000.00              0   95,604,594.25   8,737,544.75
   18         108,280,000.00              0  102,582,140.82   5,697,859.18   86,788,826.18   8,815,768.07
   19         108,280,000.00              0   94,677,989.98   7,904,150.84   77,898,219.55   8,890,606.63
   20         108,280,000.00              0   86,703,117.47   7,974,872.51   68,936,404.08   8,961,815.47
   21         108,280,000.00              0   78,660,340.43   8,042,777.04   59,906,959.27   9,029,444.80
   22         108,280,000.00              0   70,552,717.09   8,107,623.34   50,813,722.49   9,093,236.78
   23         108,280,000.00              0   62,386,456.07   8,166,261.02   41,664,280.39   9,149,442.10
   24         108,280,000.00              0   54,171,092.65   8,215,363.42   32,469,839.14   9,194,441.25
   25         108,280,000.00              0   45,948,048.21   8,223,044.45   23,278,100.99   9,191,738.16
   26         108,280,000.00              0   37,768,555.04   8,179,493.16   14,148,822.72   9,129,278.27
   27         105,538,303.45   2,741,696.55   29,632,417.65   8,136,137.39    5,081,697.26   9,067,125.46
   28         100,473,560.38   5,064,743.08   21,560,296.49   8,072,121.16               0   5,081,697.26
   29          95,421,602.36   5,051,958.02   13,550,822.44   8,009,474.05               0              0
   30          90,382,095.13   5,039,507.23    5,603,273.68   7,947,548.77               0              0
   31          85,354,422.63   5,027,672.50               0   5,603,273.68               0              0
   32          80,338,500.15   5,015,922.48               0              0               0              0
   33          75,334,243.10   5,004,257.06               0              0               0              0
   34          70,342,206.92   4,992,036.17               0              0               0              0
   35          65,363,148.60   4,979,058.32               0              0               0              0
   36          60,396,282.13   4,966,866.47               0              0               0              0
   37          55,764,907.09   4,631,375.04               0              0               0              0
   38          51,145,869.57   4,619,037.52               0              0               0              0
   39          46,538,725.97   4,607,143.60               0              0               0              0
   40          41,944,200.48   4,594,525.49               0              0               0              0
   41          37,361,480.51   4,582,719.97               0              0               0              0
   42          32,790,676.05   4,570,804.46               0              0               0              0
   43          28,231,869.80   4,558,806.25               0              0               0              0
   44          23,684,366.53   4,547,503.27               0              0               0              0
   45          19,148,590.99   4,535,775.54               0              0               0              0
   46          14,624,802.96   4,523,788.03               0              0               0              0

AVG LIFE:                              3.13                           2.00                           1.80
---------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                                       Page 4

                                                 Class A-3
              -------------------------------------------------------------------------------
                         75%MHP                      150%MHP                  175%MHP
              ----------------------------   -----------------------  -----------------------
Month               Balance   Principal Pmt  Balance   Principal Pmt  Balance   Principal Pmt
-----         -------------   -------------  -------   -------------  -------   -------------
   47         10,112,804.77    4,511,998.18        0               0        0               0
   48          5,613,203.08    4,499,601.69        0               0        0               0
   49          1,129,261.25    4,483,941.84        0               0        0               0
   50                     0    1,129,261.25        0               0        0               0
TOTALS:                      108,280,000.00           108,280,000.00           108,280,000.00

AVG LIFE:                              3.13                     2.00                     1.80
---------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).